UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Fibrocell Science, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF A SPECIAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

______________________________________________________________________________________________________

Meeting Date
March 1, 2017
______________________________________________________________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 1, 2017

Dear Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Fibrocell Science, Inc. will be held on Wednesday, March 1, 2017 at 8:30 a.m., local time, at the offices of Hogan Lovells US LLP, located at 1835 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103, for the following purposes:

1.
To approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:10, such ratio to be determined in the discretion of our board of directors.

2.	To authorize an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

3.	To transact any other business that is properly brought before the Special Meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on January 27, 2017 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote FOR the amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:10, such ratio to be determined in the discretion of our board of directors, as provided in Proposal 1 and FOR the authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

Your vote is important. Even if you plan to attend the Special Meeting, we urge you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the “Questions and Answers About these Proxy Materials, Voting and the Special Meeting” section of this Notice of a Special Meeting of Stockholders and Proxy Statement and your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

John M. Maslowski
Chief Executive Officer	January 27, 2017

ANNEX A:	Form of Certificate of Amendment of the Restated Certificate of Incorporation, of Fibrocell Science, Inc.
________________________

This Notice of a Special Meeting of Stockholders and Proxy Statement is being distributed and made available on or about February 2, 2017.

In this Proxy Statement, the words “Fibrocell,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Fibrocell Science, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 1, 2017

Our board of directors (the “Board”) is soliciting proxies for use at a special meeting of stockholders (the “Special Meeting”), to be held on Wednesday, March 1, 2017, at 8:30 a.m., local time, at the offices of Hogan Lovells US LLP, located at 1835 Market Street, 29th Floor, Philadelphia, PA 19103.

QUESTIONS AND ANSWERS ABOUT
THESE PROXY MATERIALS, VOTING AND THE SPECIAL MEETING

Proxy Materials

Why am I receiving these proxy materials?

We are making these proxy materials available in connection with the solicitation by our Board of proxies to be voted at the Special Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Special Meeting because you owned shares of our common stock at the close of business on January 27, 2017 (the “Record Date”). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting.

You are invited to attend the Special Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares without attending the Special Meeting?” below and as described elsewhere in this Proxy Statement.

We intend to begin mailing this Proxy Statement, the attached notice of Special Meeting and the enclosed proxy card on or about February 2, 2017, to all stockholders of record entitled to vote at the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 1, 2017:

Electronic copies of this proxy statement are available at http://www.proxyvote.com.

Fibrocell - Special Meeting Proxy Statement | 1

Voting Information

What items of business will be voted on at the Special Meeting?

The items of business scheduled to be voted on at the Special Meeting are:

Proposal No. 1:
The approval of an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:10, such ratio to be determined in the discretion of our Board.

Proposal No. 2:	The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

We will also consider any other business that properly comes before the Special Meeting. See “What happens if additional matters are presented at the Special Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:
The approval of an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:10, such ratio to be determined in the discretion of our Board.
FOR

Proposal No. 2:	The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.	FOR

How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Special Meeting.

What is the difference between holding shares as a "stockholder of record" and as a "beneficial owner"?

Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy over the Internet by following the instructions provided in the proxy card, or you can also vote by telephone or mail by following the instructions contained on the proxy card that accompanied these materials. See “How can I vote my shares without attending the Special Meeting?” below.

•
Beneficial Owner: If your shares are held through a broker, bank, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Special Meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy over the Internet by following the instructions provided in the proxy card, or you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or nominee. See “How can I vote my shares without attending the Special Meeting?” below.

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How can I vote my shares in person at the Special Meeting?

You may vote shares held in your name as the stockholder of record in person at the Special Meeting. You may vote shares held beneficially in street name in person at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting.

•
Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card that accompanied these materials.

•
Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet, by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Special Meeting by:

•	granting a new proxy bearing a later date by following the instructions provided in the proxy card, which will automatically revoke the previous proxy,

•
providing a written notice of revocation to our Corporate Secretary at 405 Eagleview Blvd., Exton, Pennsylvania 19341, which notice must be received by our Corporate Secretary before the Special Meeting, or

•	attending the Special Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Special Meeting by:

•	submitting new voting instructions to your broker, bank, trustee, or nominee by following the instructions they provided, or

•
if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person using a valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Special Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holder will vote your shares as recommended by our Board on all matters presented in this Proxy Statement, and as the proxy holder may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

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If you are a beneficial owner of shares held in street name and do not provide the entity that holds your shares with specific voting instructions, the entity that holds your shares may generally vote at its discretion on “routine” matters. However, if the entity that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter. This is generally referred to as a “broker non-vote.”

Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?

All of the matters scheduled to be voted on at the Special Meeting are routine matters. As a result, a broker or other nominee may vote without instructions on any matter, so there will not be any broker non-votes on Proposal 1 or Proposal 2.

How many shares must be present or represented to conduct business at the Special Meeting?

A “quorum” is necessary to conduct business at the Special Meeting. A quorum is established if the holders of a majority of all shares entitled to vote at the Special Meeting are present at the Special Meeting, either in person or by proxy. Abstentions and broker non-votes are counted as present for purposes of determining a quorum. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•
Proposal No. 1: Approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:10, such ratio to be determined in the discretion of our Board.  Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 1 requires the affirmative vote of a majority of the Company’s outstanding shares entitled to vote on the matter.

•
Proposal No. 2: Authorize an adjournment of the Special Meeting.  Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on the matter.

What is the effect of abstentions?

Shares held by persons attending the Special Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote. On all matters presented in this Proxy Statement, abstentions will have the same effect as an AGAINST vote.

Who will bear the cost of soliciting votes for the Special Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies.

What happens if additional matters are presented at the Special Meeting?

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the person named as the proxy holder, John M. Maslowski, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days of the Special Meeting.

Fibrocell - Special Meeting Proxy Statement | 4

Attending the Special Meeting

How can I attend the Special Meeting?

You are entitled to attend the Special Meeting only if you were a registered Fibrocell stockholder as of the Record Date or you hold a valid legal proxy for the Special Meeting from a registered Fibrocell stockholder as of the Record Date. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

Please let us know if you plan to attend the Special Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

The Special Meeting will begin promptly at 8:30 a.m., local time. Check-in will begin at the offices of Hogan Lovells US LLP at 8:00 a.m., local time, and you should allow ample time for the check-in procedures. The offices of Hogan Lovells US LLP are located at 1835 Market Street, 29th Floor, Philadelphia, PA 19103.

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PROPOSALS

Proposal 1: Approval of Amendment to Restated Certificate of Incorporation, as amended, to Effect Reverse Stock Split of the Company’s Common Stock

General

Our Board has adopted and is recommending that our stockholders approve a proposed amendment to our Restated Certificate of Incorporation, as amended, in substantially the form attached hereto as Annex A, to effect a reverse stock split of our outstanding shares of common stock at a ratio within a range from 1:3 to 1:10, with the final ratio to be determined by our Board, in its sole discretion, following stockholder approval. If the stockholders approve and adopt the proposed amendment to effect the reverse stock split, and our Board decides to implement it, the reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware.

The reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed amendment will not reduce the number of authorized shares of common stock (which will remain at 150,000,000) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.001 per share) or preferred stock (which will remain at $0.001 per share).

Background

Our common stock is currently quoted on The NASDAQ Capital Market (“NASDAQ”), and we are therefore subject to its continued listing requirements, including requirements with respect to the market value of publicly-held shares, market value of listed shares, minimum bid price per share, and minimum stockholder's equity, among others, and requirements relating to board and committee independence. If we fail to satisfy one or more of the requirements, we may be delisted from NASDAQ.

On October 5, 2016, we received notice (the “Notice”) from NASDAQ that we are not currently in compliance with the $1.00 minimum closing bid price requirement of NASDAQ Listing Rule 5550(a)(2). The Notice indicated that, consistent with NASDAQ Listing Rule 5810(c)(3)(A), we have until April 3, 2017 to regain compliance with the minimum bid price requirement by having the closing bid price of our common stock meet or exceed $1.00 per share for at least ten consecutive business days. If we do not regain compliance by April 3, 2017, we may be subject to delisting.

Purpose of the Proposed Reverse Stock Split

Our Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on NASDAQ.

Delisting from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities. Moreover, a delisting of our common stock could result in an event of default under the convertible promissory notes that we issued in our September 2016 private placement offering.

If we are delisted from NASDAQ and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;

Fibrocell - Special Meeting Proxy Statement | 6

•
a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and little or no analyst coverage for us;

•	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

Our Board believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the listing rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our common stock.

Increase the Market Price of our Common Stock to a Level More Appealing for Investors

We also believe that the reverse stock split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the Company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our Board cannot predict with certainty what effect the reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. We cannot provide you with any assurance that our shares will qualify for, or be accepted for, listing on a national securities exchange. As a result, the trading liquidity of our common stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1:3 and not more than 1:10, as determined by our Board in its sole discretion. In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

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The purpose of asking for authorization to amend the Restated Certificate of Incorporation, as amended, to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-5 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 2,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 44,079,447 shares as of the Record Date to a number of shares between and including one-third to one-tenth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-third to one-tenth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including three to ten times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board, (iii) the conversion price of our outstanding convertible promissory notes will increase to an amount equal to between and including three to ten times the conversion price before the stock split entitling the holders thereof to receive between one-third and one-tenth of the number of shares of common stock upon conversion of such notes (and accrued interest at the option of the holder) which such holders would have received upon conversion of such notes immediately preceding the reverse stock split, and (iv) the number of shares reserved for future issuance pursuant to our 2009 Equity Incentive Plan, as amended, will be reduced to between and including one-third to one-tenth of the number of shares currently included in such plan, as the case may be based on the ratio for the reverse stock split as determined by our Board.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the 1:3 to 1:10 range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of the Record Date.

	Before Reverse Stock Split	After Reverse Stock Split
		1-for-3	1-for-7	1-for-10
Common Stock Authorized	150,000,000	150,000,000	150,000,000	150,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000
Common Stock Issued and Outstanding	44,079,447	14,693,149	6,297,064	4,407,945
Common Stock Underlying Options and Warrants	24,102,987	8,034,329	3,443,284	2,410,299
Common Stock Available for Grant under 2009 Equity Incentive Plan	4,378,955	1,416,820	570,496	380,073
Common Stock Underlying Convertible Debt and Accrued Interest	16,113,813	5,371,271	2,301,973	1,611,381
Total Common Stock Authorized but Unreserved	61,324,798	120,484,431	137,387,183	141,190,302

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities

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Exchange Act of 1934, as amended (the “Exchange Act”). We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-third to one-tenth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect of Authorized but Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 150,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Our Board believes that we will need to raise additional capital in the ordinary course of business. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. As of the date of this Proxy Statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 150,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority under the provisions of our Restated Certificate of Incorporation, as amended, to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming the Company remains listed on NASDAQ. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

•
Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance,

Fibrocell - Special Meeting Proxy Statement | 9

general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In this regard, in 2012 our stockholders approved a reverse stock split of 1:25, which was implemented in 2013 in connection with our listing on the NYSE MKT. While there have been numerous events and developments in our business since that time, over the long term we were not able to maintain compliance with the minimum bid price requirement.

•
The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•
While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware. Even if the reverse stock split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Fibrocell - Special Meeting Proxy Statement | 10

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding amendment to our Restated Certificate of Incorporation, as amended, to effect the reverse stock split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the reverse stock split. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares. Additional information about the effects of the reverse stock split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the reverse stock split, if effected.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board

The approval of Proposal No. 1 requires the affirmative vote of a majority of our outstanding shares of common stock. The Board recommends that stockholders vote FOR on Proposal No. 1 to approve the amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio in the range of 1:3 to 1:10, such ratio to be determined in the discretion of our Board.

Fibrocell - Special Meeting Proxy Statement | 11

Proposal 2: Authorization to Adjourn the Special Meeting

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, the proxy holder may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the proxy holder to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, the proxy holder can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board

The approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on the matter. The Board recommends that stockholders vote FOR on Proposal No. 2.

Fibrocell - Special Meeting Proxy Statement | 12

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth information, as of the Record Date, regarding the securities owned by

•	each of our named executive officers,

•	each of our current directors,

•	all of our current executive officers and directors as a group, and

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Percent of Class (2)
Named Executive Officers and Directors (15):
John M. Maslowski	133,555	(3)	*
David Pernock	1,204,976	(4)	2.7%
Keith A. Goldan	133,250	(5)	*
Michael F. Marino	82,500	(6)	*
Kimberly M. Smith	36,250	(7)	*
Robert Sheroff	25,000	(8)	*
Julian Kirk	86,000	(7)	*
Marc Mazur	115,000	(9)	*
Kelvin Moore	106,557	(10)	*
Marcus E. Smith	86,000	(7)	*
Christine St.Clare	96,000	(11)	*
Douglas J. Swirsky	86,000	(7)	*
All Current Executive Officers and Directors as a Group (8 persons)	745,362		1.7%

Greater Than 5% Stockholders:
Randal J. Kirk (12)	16,620,414		37.1%
FMR LLC (13)	3,606,440		8.2%
Prudential Financial, Inc. (14)	2,818,224		6.4%
_______________
*    Represents less than 1% of the outstanding shares of the Company's common stock.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of the Record Date, whether through the exercise of options, warrants or otherwise. Unless otherwise noted, all listed shares of common stock are owned of record by each person or entity named as beneficial owner and that person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(2)
Beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to options, warrants or other rights to acquire our common stock that are currently exercisable or exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person or

Fibrocell - Special Meeting Proxy Statement | 13

group holding such options, warrants or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 44,079,447 shares (which represents the number of shares of our common stock that were outstanding as of the Record Date) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of the Record Date as indicated in the footnotes below.

(3)	Consists of (i) 2,455 shares of common stock and (ii) options to purchase an aggregate of 131,100 shares of common stock exercisable within 60 days of the Record Date.

(4)
Mr. Pernock’s resignation was effective as of December 16, 2016. The share amounts set forth in the table consist of (i) 105,600 shares of common stock as reported on Form 4 filed December 2, 2016 and (ii) options to purchase an aggregate of 1,099,376 shares of common stock held by Mr. Pernock as of December 16, 2016.

(5)
Mr. Goldan’s resignation was effective as of January 1, 2017. The share amounts set forth in the table consist of (i) 2,000 shares of common stock as reported on Form 4 filed August 11, 2015 and (ii) options to purchase an aggregate of 131,250 shares of common stock held by Mr. Goldan as of January 1, 2017.

(6)
Mr. Marino's resignation was effective as of January 25, 2017. The share amounts set forth in the table consist solely of shares underlying one or more outstanding options to purchase our common stock held by Mr. Marino as of January 25, 2017.

(7)	The share amounts set forth in the table consist solely of shares underlying one or more outstanding options to purchase our common stock exercisable within 60 days of the Record Date.

(8)	Mr. Sheroff resigned in May 2015. The share amounts set forth in the table consist solely on common stock held by Mr. Sheroff as of April 1, 2016.

(9)	Consists of (i) 9,000 shares of common stock and (ii) options and warrants to purchase an aggregate of 106,000 shares of our common stock exercisable within 60 days of the Record Date.

(10)	Consists of (i) 4,557 shares of our common stock and (ii) options to purchase an aggregate of 102,000 shares of our common stock exercisable within 60 days of the Record Date.

(11)	Consists of (i) 10,000 shares of our common stock and (ii) options to purchase an aggregate of 86,000 shares of our common stock exercisable within 60 days of the Record Date.

(12)
Based on the Schedule 13D/A filed by Randal J. Kirk on July 27, 2015, Third Security, LLC ("Third Security") has sole voting and investment power with respect to 10,219,631 shares of Fibrocell common stock held by NRM VII Holdings I, LLC ("NRM VII Holdings"), Kapital Joe, LLC ("Kapital Joe") and Mascara Kaboom, LLC ("Mascara Kaboom"), and Intrexon Corporation ("Intrexon") has shared voting and investment power with respect to 6,400,783 shares of Fibrocell common stock held by Intrexon. Based on Schedule 13D/A filed by Third Security on September 9, 2016 (the “2016 13D/A”), NRM VII Holdings, Intrexon, Kapital Joe, and Mascara Kaboom acquired an aggregate of $6,762,500 principal amount of convertible promissory notes and accompanying warrants to purchase 6,762,500 shares of our common stock in a private placement transaction that closed on September 7, 2016. Unpaid principal and interest on the notes is convertible into shares of common stock at the option of the note holder at $1.13625, subject to adjustment. According to the 2016 13D/A, convertible promissory notes and the warrants contain certain conversion and exercise restrictions. If NRM VII Holdings, Intrexon, Kapital Joe and Mascara Kaboom exercised the warrants and converted the principal and accrued interest of the convertible promissory notes, NRM VII Holdings, Intrexon, Kapital Joe and Mascara Kaboom would receive, in the aggregate, (i) 6,762,500 shares of our common stock pursuant to exercise of the warrants, (ii) 5,951,592 shares of common stock underlying $6,762,500 outstanding principal amount of convertible promissory notes and (iii) 74,876 shares of common stock underlying an estimated $85,080 of accrued interest on the convertible promissory notes resulting in the beneficial ownership of 51.7% of our common stock. NRM VII Holdings is managed by an affiliate that is managed by Third Security which is owned by Mr. Kirk. Kapital Joe and Mascara Kaboom are managed by Third Security. Mr. Kirk could be deemed to have indirect beneficial ownership of the shares of common stock directly beneficially owned by NRM VII Holdings, Intrexon, Kapital Joe and Mascara Kaboom. The address for Randal J. Kirk is c/o Third Security, 1881 Grove Avenue, Radford, Virginia 24141.

(13)
Based on the Schedule 13-G filed by FMR LLC on February 14, 2014, Fidelity SelectCo, LLC (SelectCo), 1225 17th Street, Suite, 1100, Denver, Colorado 80202, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,606,440 shares of Fibrocell

Fibrocell - Special Meeting Proxy Statement | 14

common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the SelectCo Funds). Edward C. Johnson III and FMR through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 3,606,440 owned by the SelectCo Funds. The ownership of one investment company, Fidelity Select Biotechnology Portfolio, amounted to 3,326,640 shares. Fidelity Select Biotechnology Portfolio has its principal business office at 245 Summer Street, Boston, Massachusetts 02210. Members of the family of Edward C. Johnson III, Chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR. The Johnson family group and all other Series B stockholders have entered into a stockholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.

(14)
Based on the Schedule 13-G/A filed by Prudential on February 4, 2016, Prudential has shared voting and investment power with respect to 2,817,024 shares of Fibrocell common stock held by Jennison Associates LLC and sole voting and investment power with respect to 1,200 shares of Fibrocell common stock. Prudential is a Parent Holding Company and the indirect parent of Jennison Associates LLC, who are the beneficial owners of the foregoing securities. The address for Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey 07102-3777.

(15)	The address for each of our directors and named executive officers is c/o Fibrocell, 405 Eagleview Blvd, Exton, Pennsylvania 19341.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341 or by phone at (484) 713-6000. If you participate in householding and wish to receive a separate copy of this Proxy Statement, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Any person who was a beneficial owner of our common stock on the Record Date may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and it will be furnished without charge upon request identifying the person so requesting an Annual Report as a stockholder of the Company at such date. Requests should be directed in writing to our Corporate Secretary by mail, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341 or by phone at (484) 713-6000.

Fibrocell - Special Meeting Proxy Statement | 15

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

In connection with our 2017 Annual Meeting of Stockholders, if you wished to submit a proposal to be considered for inclusion in the proxy materials or nominate a director, your proposal must have been in proper form according to SEC Regulation 14A, Rule 14a-8 and received by our Corporate Secretary no later than December 30, 2016. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2017 Annual Meeting of Stockholders. If a proposal was received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must have been received by us no later than December 30, 2016; provided, however, that in the event that the date of the 2017 Annual Meeting of Stockholders is held by more than thirty (30) days from the anniversary date of the 2016 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered no earlier than the close of business on the thirtieth day prior to the 2017 Annual Meeting of Stockholders; provided, that in the event that less than 40 days’ notice of the date of the meeting is given to stockholders, to be timely, a stockholders’ notice of business to be brought before the meeting shall be so received no later than the close of business of the tenth day following the day on which such notice of the date of the 2017 Annual Meeting of Stockholders was mailed. All stockholder proposals should be sent to the attention of our Corporate Secretary, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341. The notice of the proposal also must comply with the content requirements for such notices set forth in our Fourth Amended and Restated Bylaws, as amended.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

*            *        *

Fibrocell - Special Meeting Proxy Statement | 16

Your vote is important. Even if you plan to attend the Special Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors of FIBROCELL SCIENCE, INC.
.

/s/ JOHN M. MASLOWSKI
John M. Maslowski
Chief Executive Officer
January 27, 2017
Exton, Pennsylvania

ANNEX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE RESTATED CERTIFICATE OF INCORPORATION OF
FIBROCELL SCIENCE, INC.

Fibrocell Science, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Restated Certificate of Incorporation, as amended, in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), so that effective upon the effective time of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every [three] [four] [five] [six] [seven] [eight] [nine] [ten] shares of the Corporation’s common stock, par value $0.001 per share (hereinafter the “Common Stock”), issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Corporation’s preferred stock, par value $0.001 per share (hereinafter the “Preferred Stock”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

2. Thereafter, pursuant to a resolution of the Board, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

3. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

4. This amendment shall be effective as of 5:00 p.m., Eastern Time, on the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, I have signed this Certificate this ______ day of ____________, 2017.

John M. Maslowski
Chief Executive Officer

A-1

FIBROCELL SCIENCE, INC.
ATTN: CORPORATE SECRETARY
405 EAGLEVIEW BOULEVARD
EXTON, PA 19341

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1. and 2.

NOTE: In their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000307728_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is/are available at www.proxyvote.com

FIBROCELL SCIENCE, INC.
Special Meeting of Stockholders
March 1, 2017
This proxy is solicited by the Board of Directors

The undersigned stockholder acknowledges receipt of the Notice of the 2017 Special Meeting of Stockholders and Proxy Statement, each dated January 27, 2017, and hereby appoints John M. Maslowski as proxy for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Fibrocell Science, Inc. (the "Company") at the 2017 Special Meeting of Stockholders of the Company to be held at the offices of Hogan Lovells US LLP, located at 1835 Market Street, 29th Floor, Philadelphia, PA 19103 on March 1, 2017 at 8:30 a.m., local time, and at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN ITEMS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY FOR ALL OTHER MATTERS THAT PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

0000307728_2 R1.0.1.15

Continued and to be signed on reverse side